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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 24, 1998
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                             PROCOM TECHNOLOGY, INC.
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               (Exact name of registrant as specified in charter)


          California                     0-21053               33-0268063
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        (State or other               (Commission             (IRS employer
        jurisdiction of               file number)            identification
         incorporation)                                          number)


                               2181 Dupont Drive,
                                Irvine, CA 92612
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                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
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                                 (714) 852-1000


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On June 24, 1998, the Registrant, through its wholly-owned subsidiary, Invincible Technologies Acquisition Corporation ("ITAC"), completed the acquisition of substantially all of the assets and liabilities of Invincible Technologies Corporation, a Massachusetts-based developer and reseller of high capacity, fault tolerant network storage solutions ("Invincible"). The assets acquired included certain machinery and equipment used to manufacture high capacity, fault tolerant data storage products for computer network environments, as well as the office equipment, furniture, accounts receivable, inventory and substantially all of the other assets of Invincible. The net purchase price consisted of approximately $1.0 million in cash and ITAC's assumption of certain specified liabilities of Invincible in excess of net assets acquired of approximately $1.6 million, for a total net purchase price of approximately $2.6 million. The Company used its cash to pay the $1.0 million cash portion of the purchase price. The purchase price was the result of arms'-length negotiations between the Registrant and Invincible. The Registrant currently intends to continue to use the acquired assets (as applicable) in the business substantially as conducted by Invincible immediately prior to the acquisition, which business the Company is now conducting through ITAC. A copy of the Asset Purchase Agreement, dated June 24, 1998, is attached hereto as
Exhibit 2.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements of Businesses Acquired.

        The financial statements required by Item 7(a) of Form 8-K shall be filed by an amendment to this Report on Form 8-K to be filed not later than 60 days after the date of this Report.

        (b)    Pro Forma Financial Information.

        The pro forma financial information required by Item 7(b) of Form
8-K shall be filed by an amendment to this Report on Form 8-K to be filed not later than 60 days after the date of this Report.

        (c)    Exhibits.

Exhibit No.    Description
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   2.1         Asset Purchase Agreement, dated June 24, 1998, among Invincible
               Technologies Acquisition Corporation, Invincible Technologies
               Corporation and certain stockholders of Invincible Technologies
               Corporation named therein


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PROCOM TECHNOLOGY, INC.


Date: October 29, 1998                      By: /s/ Alex Razmjoo
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                                                Name:  Alex Razmjoo
                                                Title: Chairman of the Board,
                                                       President and Chief
                                                       Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.    Description
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   2.1         Asset Purchase Agreement, dated June 24, 1998, among Invincible
               Technologies Acquisition Corporation, Invincible Technologies
               Corporation and certain stockholders of Invincible Technologies
               Corporation named therein